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                                                                       EXHIBIT 1
                                                                 to SCHEDULE 13D


                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-(f)(1)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated: August 21, 1998

                           GENERAL ATLANTIC PARTNERS, LLC

                           By: /s/ Thomas J. Murphy
                           ------------------------
                           Name:  Thomas J. Murphy
                           Title: Attorney-In-Fact


                           GENERAL ATLANTIC PARTNERS 44, L.P.

                           By: General Atlantic Partners, LLC,
                               Its general partner

                           By: /s/ Thomas J. Murphy
                           ------------------------
                           Name:  Thomas J. Murphy
                           Title: Attorney-In-Fact


                           GAP COINVESTMENT PARTNERS, L.P.

                           By: /s/ Thomas J. Murphy
                           ------------------------
                           Name:  Thomas J. Murphy
                           Title: Attorney-In-Fact